SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): August 21, 1998


                      NATIONAL FINANCIAL AUTO FUNDING TRUST
             (Exact name of registrant as specified in its charter)


                                   333-44159
              Delaware             333-28829          not applicable
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
       of Incorporation)            File Number)          Identification No.)


One Park Place
621 N.W. 53rd Street
Boca Raton, FL 33487
(Address of Principal Executive Offices)



Registrant's telephone number, including area code:    (800) 999-7535

Item 5.       Other Events

On January 20, 1998 (the Closing Date), National Auto Finance 1998-1 Trust, a Delaware business trust formed by National Financial Auto Funding Trust (the Registrant) issued $85,200,000 aggregate principal amount of Notes designated the National Auto Finance 1998-1 Trust 5.88% Automobile Receivables-Backed Notes, Series 1998-1 (the Notes), pursuant to an Indenture, dated as of December 15, 1997, between the 98-1 Trust and Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent. The Notes are secured by trust property consisting primarily of a segregated pool (the Receivables Pool) of non-prime motor vehicle retail installment sale contracts (the Receivables), all of which are secured by new or used automobiles, light-duty trucks, vans, or minivans financed thereby. The Receivables Pool consisted as of the Closing Date of Receivables having an aggregate principal balance as of December 15, 1997 (the Cut-off Date) of approximately $75,504,414.69. The 98-1 Trust may acquire certain additional Receivables on or prior to April 30, 1998 with funds deposited in a Pre-Funding Account in the amount of approximately $16,490,982.64, which additional Receivables will also secure the Notes. As of the Cut-off Date, the Receivables had the characteristics described in the Prospectus dated January 15, 1998 filed with the Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended. This Current Report on Form 8-K is being filed to satisfy certain reporting requirements.


              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date August 21, 1998.

              Principal    Interest            Ending Balance

              See Exhibit 1.

              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                    Date:
                    Amount:
              D.    Were any amounts paid or are any amounts payable under
                    the Certificate Guaranty Insurance Policy?   NO
                    Amount:
              E.    Are there any developments with respect to the Certificate
                    Insurance Guaranty Policy?        NONE.

              F.    Item 1: Legal Proceedings:        NONE

              G.    Item 2: Changes in Securities:    NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Servicer Certificate dated August 21, 1998.




National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
   21-Aug-98
                       Pre-Fund
    Collect  Pre-Fund    Res      Spread   Revolve     Cert    Trans-   Master
      Acct     Acct      Acct      Acct      Acct      Acct     feror  Servicer


 1         0        0         0   4681319         0         0        0        0
 2                  0         0     20937         0

 3
 4   3292382
 5         0
 6     16592
 7         0                                                                  0
 8     -3205                                                      3205
 9         0                                                                  0
10    -16592                       -20937                        37529
11  -2043926                                      0   2043926
12         0

13
14  -1245251                                          1245251
15                                                          0        0
16                                                          0
17                                                0         0
18                                 395085
19                            0                             0        0
20                                      0                   0
21                                                          0
22                  0         0                   0         0
23                                                          0
24                  0                             0         0        0
25                  0                                       0
26                                                          0
27                                                          0                 0
28                                                          0        0

29
30                                                                   0
31                                                                   0
32         0        0         0   5076403         0   3289177    40733        0
33                                                    3289177

 1 Beginning Account Balances
 2 Interest Income

 3 Collection Account
 4 Lockbox Collections during the Collections Period
 5 Add: Retransfer Amt received in respect of any Retransferred Contracts
 6 Add: Any income and gain from investments of funds in the Collect Acct
 7 Add: Amts received from the Transferor, Master Servicer or Subservicer
 8 Less: Late Payment fees collected with respect to the Contracts on Deposit 9 Less: Supplemental Servicing Fee
10 Less: Any income and gain on investments of deposits in Collection Account 11 Less: Scheduled & Prepay Contract Principal
12 Less: Amounts deposited with respect to Retransferred Contracts

13 Certificate Account
14 Add: Withdrawals from Collection Account
15 Add: Payback from 96-1 Trust
16 Add: Payback from 97-1 Trust
17 Add: Withdrawals from Revolving Account
18 Add: Amounts deposited with respect to the spread requirements
19 Add: Withdrawals from the Pre-Funding Reserve Account
20 Add: Withdrawals from the Spread Account
21 Add: Proceeds of any Contracts or Property
22 Add: Any income and gain on investments of funds in the Certificate Account 23 Add: Amounts received from Certificate Insurer
24 Add: Withdrawals from the Revolving Account or Pre-Funding Account
25 Add: Amount Due to Class A Investors
26 Less: Expenses of Master Servicer or Transferor
27 Less: Payments to the Master servicer of Insurance and Liquidation Proceeds 28 Less: Payments to the Transferor with respect to

29 Pre-Funding Reserve Account
30 Less: Amount in excess of Required Deposit
31 Less: Amounts Distributed
32 Ending Account Balances
33 Available Amount to Certificate Holders



National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
     21-Aug-98

                                                               Cert
                                                               Acct    Payment
Available Amount                                              3289177

Payments on Payment Date

        (i)    Servicing Fee                                  -137370    137370
               NAFI Operating Depository Account
               First Union National Bank, Charlotte, NC
               Acct #2010000259454   -   ABA 053000219

        (ii)   Trustee, Collateral Agent                            0         0
               and Custodian fees
               Harris Bank-Closing Travel Expenses
               Invoice# 40-109088

       (iiia)  Class A Interest                               -367429    367429

       (iiib)  Class A Principal                             -2368108   2368108

        (iv)   Certificate Insurer                             -21185     21185
               Financial Security Assurance
               Morgan Guaranty Trust
               Acct #000-33-345  ABA 021-000-238

        (v)    Collateral Agent (Spread Account)              -395085    395085
               Harris Trust and Savings Bank

        (va)   Cross Collateralization To 96-1                      0         0

        (vi)   [Reserved]

       (vii)   Unreimbursed expenses to the Trustee                 0         0

       (viii)  Unreimbursed expenses to the Master Servicer         0         0

        (ix)   Unreimbursed expenses to the Standby Servicer        0         0

        (x)    Unreimbursed expenses to the Transferor              0         0

        (xi)   Class B Certificate Holders                          0         0
               National Auto Finance Company, Inc.
               First Union National Bank
               Acct #2010000259454   -   ABA 053000219


Pursuant to section 3.17 of the Pooling and Servicing Agreement dated as of January 15, 1998 among National Financial Auto Funding Trust, National Auto Finance Company, Inc. and Harris Trust and Savings Bank, the undersigned, as the Master Servicer, is providing the attached
Monthly Statement for the Collection Period       31-Jul-98

NATIONAL AUTO FINANCE COMPANY, INC.
as Master Servicer


Kevin Adams              31-Aug-98
Sr. Vice President

National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
            21-Aug-98

                                                           1 Month     2 Months
(A) Portfolio Performance Tests:          Current:         Previous    Previous
                                          (yes/no)         (yes/no)    (yes/no)
Trigger Event  (Yes/No)                     yes               no          no

                                                            Monthly
Delinquencies                                             Delinquency
                      Delinquencies         ACPB             Ratio
      2 Months Prior:       6037234            84053402          7.183%
       1 Month Prior:       7020699            82421954          8.518%
             Current:       8436646            79819637         10.570%
                                                                 8.757%

                      Maximum Delinquency Ratio                   8.25%

                                                            Monthly     Annual
Gross Defaulted Contracts                                   Default     Default
                         Defaults           ACPB             Rate        Rate
      2 Months Prior:       1024867            85135586          1.204%  14.446%
       1 Month Prior:       1267550            83237678          1.523%  18.274%
             Current:        806056            81120795          0.994%  11.924%
                                                                 1.240%  14.881%

      Maximum Annualized Default Ratio
      (i)  Month 1 through 24                                             18.00%
      (iii)  Month 25 through the remainder of the transaction            14.00%

                                                            Monthly     Annual
Losses                                                       Loss        Loss
                          Losses            ACPB             Rate        Rate
      2 Months Prior:        280640            85135586          0.330%   3.956%
       1 Month Prior:        230008            83237678          0.276%   3.316%
             Current:        558390            81120795          0.688%   8.260%
                                                                 0.431%   5.177%

      Maximum Annualized Net Loss Rate
      (i)  Month 1 through 24                                              8.00%
      (iii)  Month 25 through the remainder of the transaction             6.00%


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
            21-Aug-98

                                                            1 Month    2 Months
(B) Insurance Agreement Event of Defaults                  Previous    Previous
                                          Current:         (yes/no)    (yes/no)
Event of Default (Yes/No)                    no               no          no

(1)   Bankruptcy or insolvency of the Company, or the Seller;

(2) A default or a breach of a representation, warranty, or covenant by the Company or the Seller under any of the transaction documents which has not been cured within the applicable grace period;

(3)   Any claim for payment under the Certificate Policy;

(4) Delinquency Ratio is 11% or higher averaged over the 3 previous Monthly Periods:

                                                            Monthly
Delinquencies                                             Delinquency
                      Delinquencies         ACPB             Ratio
      2 Months Prior:       6037234            84053402          7.183%
       1 Month Prior:       7020699            82421954          8.518%
             Current:       8436646            79819637         10.570%
                                                                 8.757%

                      Maximum Delinquency Ratio                  11.00%


(5)   The Default Rate average over the 3 previous Monthly
      Periods exceeds 25% for month 1 through 24, and 17% for the remainder of the transaction;


                                                            Monthly     Annual
Defaults                                                    Default     Default
                         Defaults           ACPB             Rate        Rate
      2 Months Prior:     1,024,867          85,135,586          1.204%  14.446%
       1 Month Prior:     1,267,550          83,237,678          1.523%  18.274%
             Current:       806,056          81,120,795          0.994%  11.924%
                                                                 1.240%  14.881%

      Maximum Annualized Default Ratio
      (i)  Month 1 through 24                                             25.00%
      (iii)  Month 25 through the remainder of the transaction            17.00%


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
            21-Aug-98


(B) Insurance Agreement Event of defaults (Cont.)

(6)   The Net Loss Rate averaged over the 3 previous Monthly
      Periods exceeds 11% for month 1 through 24, and 8% for the remainder of the transaction;


                                                            Monthly     Annual
Losses                                                       Loss        Loss
                          Losses            ACPB             Rate        Rate
      2 Months Prior:        280640            85135586          0.330%   3.956%
       1 Month Prior:        230008            83237678          0.276%   3.316%
             Current:        558390            81120795          0.688%   8.260%
                                                                 0.431%   5.177%

      Maximum Annualized Net Loss Rate
      (i)  Month 1 through 24                                             11.00%
      (iii)  Month 25 through the remainder of the transaction             8.00%


(7)   The Servicer Termination Events listed below:

 (i)  Failure to deposit funds as required under the                      no
      Pooling and Servicing Agreement

 (ii) Failure to deliver the Servicer's Certificate                       no

(iii) Breach of Servicer covenants                                        no

 (iv) Bankruptcy or insolvency of the Servicer                            no

 (v)  Material breach of representations and warranties                   no

 (vi) Certificate Insurer has not delivered a                             no
      Servicer Extension Notice

(vii) Insurance Agreement Event of Default on                             no
      this or other transactions

(viii)Claim under the policy                                              no

National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
               21-Aug-98


Class A Interest Schedule
     Opening Class A Principal Balance                                 74985491
     Class A Interest Rate                                                 5.88%
     30/360*Class A Interest Rate                                          0.49%
     Current Class A Interest  Distribution                              367429
     Prior Class A Interest Arrearage                                         0
     Class A Interest Due                                                367429

     Current Class A Interest Arrearage                                       0

Class A Principal Schedule

     Opening Class A Principal Balance                                 75003978
     Principal Adjustment                                                -18487
                                                             74985491
     Scheduled Principal                                                1235375
     Prepayments                                                         497732
     Liquidated Contracts                                                869210
     Less: Principal write-up adjustment
                                                                        2602317
     Retransfers                                                              0
                                                                        2602317

                                   Class A Share - 91%                  2368108
     Remaining Prefunding Account Balance                                     0
     Principal due to Class A                                           2368108

     Prepayment from Revolving Account                                        0
     Prepayment From Pre-Funding Account                                      0
     Prior Class A Arrearage                                                  0

     Class A Principal Due                                              2368108

     Class A Principal Distribution                                     2368108

     Current Class A Arrearage                                                0

     Ending Class A Principal Balance after current Distribution       72635870


Servicing Fee Schedule

     Beginning Collateral Balance                                      82421954
     Annual Servicing Rate                                                 2.00%
     Prior Servicing Fee Arrearage                                            0
     Current Servicer Fee                                                137370
     Servicer Fee Due                                                    137370
     Servicer Fee Paid                                                   137370
     Current Servicing Fee Arrearage                                          0

National Auto Finance 1998-1 Trust
National Auto Finance Company, Inc.
Monthly Servicer Certificate


SEC Reporting and Trustee Fee Schedule

Sec Reporting Fee                                                             0
Closing Expenses                                                              0
Prior Trustee Fee Arrearage                                                   0
Current SEC and Trustee Fee                                                   0
Trustee Fee Due                                                               0
Current Trustee Fee Arrearage                                                 0


Certificate Insurer Schedule

Ending  Class A Balance                                                72635870
Insurance Premium                                                         0.350%
Insurance Premium Supplement                                               0.00%
Certificate Insurer Fee                                                   21185


Pre-Funding Account

Opening Balance                                                               0
Monthly Originations X 91%                                                    0
Withdrawal From Pre-Funding Account                                           0
Prepayment associated with end of Pre-Funding Period                          0
Due to Class A Investors                                                      0
Closing Balance                                                               0


Revolving Account Schedule

Opening Balance                                                               0
Amount Transferred from Collection Account                                    0
First Interim Balance                                                         0
Withdrawal From Revolving Account                                             0
Second Interim Balance                                                        0
Amount Transferred to Certificate Account
Prepayment Associated with Release from Revolving Account                     0
Ending Balance                                                                0


Spread Account

Initial Collateral Balance                                             85200000
Opening Spread Account Balance                                          4681319
Less Interest Earned                                                     -20937
Opening Spread Account Balance                                          4681319
Required Balance Spread Account                                         7183767
Required Deposit to Spread Account                                      2502449
Ending Spread Account Balance                                           5076403
Remaining Deposit Required                                              2107364

Cap                                                                     7183767

Floor                                                                  72635870
The Floor Amount at any time will be equal to the greater of (i) the outstanding Class A
Certificate Balance, and (ii) $100,000

National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
                08/21/98


Class A Certificate Factor

     Current Class A Balance                                           72635870
     Initial Class A Balance                                           85200000

                         Certificate Factor:                       0.8525336802




Aggregate Contract Principal Balance                                   79819637

Class A Balance                                                        72635870
Less: Prefunding Account                                                      0
 Receivable backed Certificates                                        72635870

A Investor Percentage                                                     91.00%




Weighted Average Coupon                                                   19.11%

Weighted Average Maturity                                                 46.47


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
                    21-Aug-98


Beginning of Transaction       12/16/97
Payment Date                   08/21/98
Month of Transaction                  8
Period Ended                   07/31/98

Collection Account
Beginning Balance                                                             0
Collections during the Collections Period                               3292382
Retransfer Amount received in respect of any Retransferred Contracts          0
Any income and gain from investments of funds in the Collect Acct         16592
Amounts received from the Transferor, Master Servicer or Subservicer          0

Late Payment Fees collected with respect to the Contracts on Deposit       3205
Supplemental Servicing Fee                                                    0
Amounts deposited with respect to  Retransferred Accounts                     0
Scheduled Principal                                                     1235375
Prepayments                                                              497732
Recoveries                                                               310819

Certificate Account
Amounts received from the Transferor                                          0
Amounts received from the Master Servicer or Subservicer                      0
Withdrawals from the Pre-Funding Reserve Account                              0
Withdrawals from the Spread Account                                           0
Proceeds of any Contracts or Property                                         0
Any income and gain on investments of funds in the Certificate Account        0
Amounts received from Certificate Insurer (Claims to FSA)                     0

Expenses of an Opinion of Counsel                                             0
Expenses of Master Servicer or Transferor                                     0
Payments to the Master servicer of Insurance and Liquidation Proceeds         0
Payments to the Transferor with respect to Retransferred Contracts            0
     or property
Pre-Funding Reserve Account
Beginning Balance                                                             0
Amount in excess of Required Deposit                                          0
Interest Income                                                               0

Certificate Insurer
Is there a claim on the policy in the current month,                         No
     or has there ever been a claim?
Revolving Account
Beginning Balance                                                             0
Transfers                                                                     0
Over 3.0 Million Principal
Remaining balance due to Investors                                            0
Interest Income                                                               0

Pre-Funding Account
Beginning Balance                                                             0
Interest Income                                                               0
Remaining balance due to Investors                                            0

Spread Account
Beginning Balance                                                       4681319
Interest Income                                                           20937

National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
                    21-Aug-98


Number of loans currently owned by Trust                                   7032

Initial Collateral Balance                                             85200000

New Originations Transferred to Trust                                         0

Initial Certificate Account Balance                                           0

Previous Servicing Fee Arrearage                                              0

Previous Trustee, Collateral Agent,                                           0
Lockbox and Custodian fees - Arrearage

Previous Class A Interest Arrearage                                           0

Unreimbursed expenses to the Trustee                                          0

Unreimbursed expenses to the Master Servicer                                  0

Unreimbursed expenses to the Standby Servicer                                 0

Unreimbursed expenses to the Transferor                                       0

Opening Class A Principal Balance                                      85200000
Prior Class A Principal Arrearage                                             0



                                           1 Month        2 Month      3 Months
                               Current       Prior          Prior       Prior

30+ Days Past Due               5875719        5225810        4458971   3936766
60+ Days Past Due               1737253        1201553         969767   1157762
90+ Days Past Due                823675         593336         608496    362574
Delinquent (30+ days past due)  8436646        7020699        6037234   5457101

Current Month Repos              259555         685117         650115    474957
New over 90 Days                 546501         582433         374752    220662
Defaults                         806056        1267550        1024867    695619

Liquidated Contracts
  Repos > 90 Days                203006          78398          28082     12537
  Closed Repo's                  479268         278280         664971    404302
  Past Due > 120 Days             84571          89468              0         0
  Chapter 13 Bankruptcy          102365              0              0         0
  Net Liquidated Accounts        869210         446145         693053    416839

Recoveries - net of expenses     310819         216138         412413    221815

Net Losses                       558390         230008         280640    195024

ACPB                           79819637       82421954       84053402  86217769


                              7183767.3

Principal Paid

                     01/21/98                   570239
                     02/21/98                  1187300
                     03/21/98                  1351552
                     04/21/98                  1748564
                     05/21/98                  1884175
                     06/21/98                  1969574
                     07/21/98                  1484618

                                              10196022

National Auto Finance 1998-1 Trust
 Monthly Servicer Certificate
                    21-Aug-98




                                                                        Amount
World Omni to World Omni ( Servicer) Reconciliation

Opening Principal Balance                                              80686950

Add: New Accounts Transferred                                                 0

Less: Scheduled Principal Received                                     -1235375
           Prepaid Accounts                                             -497732
           Repossessed Accounts                                         -321619
                 Total principal reductions                            -2054726

Plus BNI Conversion Write Up

Closing Principal Balance                                              78632224
Closing Principal Balance per BNI                                      77721622
Difference                                                               910602


ACPB Reconciliation

Closing Principal Balance                                              77721622

Add: Non Liquidated Repo Inventory
        deducted from World Omni balance but
        not passed through to investors                                 1218398


Adjusted Principal Balance                                             78940020



ACPB Prior to ACPB Current Reconciliation
Prior Month ACPB                                                       82421954

Add: New Accounts Transferred                                                 0

Less: Scheduled Principal Received                                     -1235375
           Prepaid Accounts                                             -497732

Less: Liquidated Accounts                                               -869210

Plus: BNI Conversion Write Up                                                 0

Current Month ACPB                                                     79819637

Adjusted Principal Balance                                             78940020

Current Month ACPB                                                     79819637

Difference                                                              -879617

                                                                        Repo
Repo/Liquidated Accounts         Repo Prin        Liquidated Prin     Inventory

                     12/31/97           2196                     2196         0
                     01/31/98         121350                   121350         0
                     02/28/98         260050                   260050         0
                     03/31/98         752214                   752214         0
                     04/30/98         620229                   620229         0
                     05/31/98         726667                   280387    446280
                     06/30/98         734195                   278408    455787
                     07/31/98         321619                     5288    316331

                                     3538521                  2320122   1218398


91% Investor Balance:

Ending Class A Balance              72635870

Current ACPB                        79819637

Investor Percentage                    91.00%

        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION


                           /s/ Kevin Adams
                           VP/CFO

Dated:        July 31, 1998